MERRILL LYNCH
REAL ESTATE
FUND, INC.



FUND LOGO



Annual Report
December 31, 2000


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Real Estate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH REAL ESTATE FUND, INC.


DEAR SHAREHOLDER

Fiscal Year in Review
For the 12 months ended December 31, 2000, total returns for Merrill Lynch Real Estate Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +17.31%, +16.04%, +16.12% and +17.03%, respectively.
(Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 - 5 of this report to shareholders.) These annual returns lagged the unmanaged Morgan Stanley Real Estate Investment Trust (REIT) Index gain of 26.81%, but compared favorably to the unmanaged Standard & Poor's 500 (S&P) Index return of -9.10% for the same 12-month period.

During the fiscal year, we consistently pursued a barbell approach to risk and return. On the higher growth/risk/return end we focused on the office sector. On the slower growth/higher dividend/lower risk end, we focused on the triple net lease sector. Companies in this sector are generally smaller capitalized than average. For the fiscal year, the larger-capitalization stocks far outperformed the smaller-capitalization stocks. This helped the office sector (along with the hotel and apartment sectors) to be one of the top-performing sectors of the REIT market, but hurt the triple net lease companies, which tend to be smaller-capitalization issues. We are optimistic that the disparity in valuations that we believe currently exists will change in 2001.

Overall, the REIT market outperformed the broad stock market this year by a significant margin. In particular, REIT shares seem to be anti-NASDAQ. The two previous years were poor for REITs and excellent for technology stocks. This year was a good one for REITs and abysmal for tech stocks. The rotation out of tech stocks as growth prospects moderated was beneficial to REITs. This was especially true in the fourth quarter of the fiscal year when REITs rose and the NASDAQ Composite Index declined by more than 32%.

As investors sought safe havens and moved into REITs, among other stocks, they have been more interested in liquidity and seemingly less interested in what we would term value. This was evident during the year in our relative performance numbers. Some of the best-performing stocks were large-capitalization apartment names such as Equity Residential Properties Trust and Apartment Investment & Management Co., which we did not own. On the other hand, value names such as JP Realty, Inc., Glimcher Realty Trust, TrizecHahn Corporation, HRPT Properties Trust and Entertainment Properties Trust were relatively weak performers and dampened our returns during the year. There were many bright spots this year, including 40% gains for Equity Office Properties Trust and Spieker Properties, Inc., and a tremendous 90% gain for Mission West Properties Inc.


Portfolio Activities
At the end of 1999, we said that REITs were between 20% - 40% undervalued. We expected funds from operation to grow about 10%, and we anticipated a good year for REIT stocks. As we look ahead, we remain constructive, though less so. Earnings growth is likely to moderate to around 8% or so as the economy slows. We believe negative earnings are unlikely for at least the next couple of years, as new construction is modest. Further dampening earnings volatility, most REITs have leases that average 4 years - 10 years in duration. The main exceptions to this are hotel and apartment leases where the duration is one day to one year. We are underweight in both areas.

From a real estate value perspective, cap rates (initial yield requirements of buyers) have recently increased modestly. This has somewhat offset the positive effect of higher cash flows generated by the properties. REITs today are probably within 5% - 10% of net asset value, a positive for sure, but less so than last year. Finally, to the extent that REITs have benefited from the precipitous decline in the NASDAQ, they may suffer if the broader market begins to stabilize. The bottom line is that we believe REITs are likely to produce high single-digit returns to low double-digit returns in 2001. Under current conditions, this would be a combination of 5% - 7% dividend yields and modest growth. To the extent that the broad market does better, REITs may do worse and vice-versa.

Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


The REITs that we expect to perform the best are those with some competitive advantage. In general, that means REITs in supply constrained markets. Central business district office REITs continue to look well positioned to us in this regard, especially those in California (in spite of economic fears) and the I-95 corridor from Boston to Washington, DC. Current market rents in these areas are significantly above in-place rents, almost guaranteeing internal growth as rents roll over. We favor Mission West Properties Inc., Equity Office Properties, Vornado Realty Trust and Boston Properties, Inc. in this sector and these areas. Other companies we prefer have leases that are long enough to carry through any potential economic slowdown, including triple net lease REITs. Entertainment Properties Trust and Capital Automotive both have average leases for more than 10 years in duration and should perform well in 2001.


In Conclusion
We thank you for your support of Merrill Lynch Real Estate Fund, Inc.

Sincerely,




Terry K. Glenn
President and Director




Jay Willoughby
Senior Vice President and Portfolio Manager


January 29, 2001




Merrill Lynch Real Estate Fund, Inc.
December 31, 2000



IMPORTANT TAX INFORMATION (unaudited)


Of the quarterly distributions paid by Merrill Lynch Real Estate Fund, Inc. during its taxable year ended December 31, 2000, 16.7891% of the April distribution and 32.3712% of the distributions paid in July, October and December are characterized as return of capital distributions. The tax reporting treatment of a return of capital distribution is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis of your shares in the Fund.

Please retain this information for your records.



Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Robert C. Doll Jr., Senior Vice President
Jay L. Willoughby, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary


Arthur Zeikel, Director of Merrill Lynch Real Estate Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no on-going distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


PERFORMANCE DATA (continued)

Recent Performance Results*
                                                      6-Month          12-Month    Since Inception
As of December 31, 2000                             Total Return     Total Return    Total Return
ML Real Estate Fund, Inc. Class A Shares                +5.42%          +17.31%         - 9.91%
ML Real Estate Fund, Inc. Class B Shares                +4.86           +16.04          -12.66
ML Real Estate Fund, Inc. Class C Shares                +4.90           +16.12          -12.70
ML Real Estate Fund, Inc. Class D Shares                +5.37           +17.03          -10.59

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 12/26/97.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 12/31/00                   +17.31%        +11.15%
Inception (12/26/97)
through 12/31/00                          - 3.40         - 5.12

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/00                   +16.04%        +12.04%
Inception (12/26/97)
through 12/31/00                          - 4.39         - 4.67

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/00                   +16.12%        +15.12%
Inception (12/26/97)
through 12/31/00                          - 4.41         - 4.41

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 12/31/00                   +17.03%        +10.88%
Inception (12/26/97)
through 12/31/00                          - 3.65         - 5.35

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of a $10,000 investment in Merrill Lynch Real Estate Fund, Inc. Class A and Class B Shares to a similar investment in the Morgan Stanley REIT Index++++.
Beginning and endings values are:

                                     12/26/97**        12/00

ML Real Estate Fund, Inc.++--
Class A Shares*                      $ 9,475          $ 8,537

ML Real Estate Fund, Inc.++--
Class B Shares*                      $10,000          $ 8,656

Morgan Stanley REIT Index++++--      $10,000          $10,057


A line graph depicting the growth of a $10,000 investment in Merrill Lynch Real Estate Fund, Inc. Class C and Class D Shares to a similar investment in the Morgan Stanley REIT Index++++.
Beginning and endings values are:

                                     12/26/97**        12/00

ML Real Estate Fund, Inc.++--
Class C Shares*                      $10,000          $ 8,731

ML Real Estate Fund, Inc.++--
Class D Shares*                      $ 9,475          $ 8,472

Morgan Stanley REIT Index++++--      $10,000          $10,057


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Real Estate Fund, Inc. invests primarily in equity securities of issuers that are principally engaged in the real estate industry. ++++This unmanaged Index is a total return index comprised of the most actively traded real estate investment trusts. The starting date for the Index in the graphs is from 12/31/97.

Past performance is not predictive of future performance.



Merrill Lynch Real Estate Fund, Inc.
December 31, 2000

SCHEDULE OF INVESTMENTS
                         Shares                                                                  Percent of
Industries                Held            Real Estate Investment Trusts               Value      Net Assets
Apartments              15,000      Camden Property Trust                         $    502,500        1.1%
                        10,000      Post Properties, Inc.                              375,625        0.9
                                                                                  ------------      ------
                                                                                       878,125        2.0

Diversified/           160,000      Capital Automotive                               2,190,000        5.0
Mixed Use               40,000      Duke-Weeks Realty Corporation                      985,000        2.3
                       300,000      Entertainment Properties Trust                   3,300,000        7.6
                        20,000      Glenborough Realty Trust Incorporated              347,500        0.8
                        10,000      Golf Trust of America, Inc.                         71,875        0.2
                       150,000      ++Pinnacle Holdings Inc.                         1,359,375        3.1
                        55,000      Vornado Realty Trust                             2,107,188        4.9
                                                                                  ------------      ------
                                                                                    10,360,938       23.9

Factory Outlets          5,000      ++Chelsea GCA Realty, Inc.                         184,375        0.4
                       722,200      ++Prime Retail, Inc.                               338,531        0.8
                                                                                  ------------      ------
                                                                                       522,906        1.2

Health Care            325,000      ++Meditrust Companies                              832,812        1.9

Office Property         25,000      Boston Properties, Inc.                          1,087,500        2.5
                       115,000      Equity Office Properties Trust                   3,751,875        8.6
                        75,000      HRPT Properties Trust                              567,187        1.3
                        20,000      Liberty Property Trust                             571,250        1.3
                        40,000      Mack-Cali Realty Corporation                     1,142,500        2.6
                       331,100      Mission West Properties Inc.                     4,594,012       10.6
                        80,000      Prentiss Properties Trust                        2,155,000        5.0
                        35,000      Reckson Associates Realty Corporation              951,563        2.2
                        20,000      Spieker Properties, Inc.                         1,002,500        2.3
                                                                                  ------------      ------
                                                                                    15,823,387       36.4

Regional Malls         110,000      Glimcher Realty Trust                            1,375,000        3.2
                        50,000      JP Realty, Inc.                                    787,500        1.8
                        80,000      Simon Property Group, Inc.                       1,920,000        4.4
                       100,000      Taubman Centers, Inc.                            1,093,750        2.5
                                                                                  ------------      ------
                                                                                     5,176,250       11.9

Shopping Centers        30,000      Developers Diversified Realty Corporation          399,375        0.9
                        35,000      Federal Realty Investment Trust                    665,000        1.6
                                                                                  ------------      ------
                                                                                     1,064,375        2.5

Storage                 65,000      Public Storage, Inc.                             1,580,313        3.6

Warehouse/Industrial    50,000      AMB Property Corporation                         1,290,625        3.0
                        25,000      Pacific Gulf Properties, Inc.                      153,125        0.3
                        50,000      ProLogis Trust                                   1,112,500        2.6
                                                                                  ------------      ------
                                                                                     2,556,250        5.9

                                    Total Real Estate Investment Trusts
                                    (Cost--$41,996,991)                             38,795,356       89.3


Merrill Lynch Real Estate Fund, Inc.
December 31, 2000

SCHEDULE OF INVESTMENTS (concluded)
                         Shares                                                                  Percent of
Industries                Held                    Commnon Stocks                      Value      Net Assets
Diversified/           100,000      Cheung Kong (Holdings) Ltd.                   $  1,278,863        2.9%
Mixed Use               85,000      TrizecHahn Corporation                           1,285,625        3.0
                       200,000      Wharf (Holdings) Ltd.                              487,186        1.1
                                                                                  ------------      ------
                                                                                     3,051,674        7.0

Forest Products         10,000      Georgia-Pacific Corporation (Timber Group)         299,375        0.7

                                    Total Common Stocks (Cost--$3,101,618)           3,351,049        7.7

                         Face
                        Amount              Short-Term Securities

Commercial Paper*     $629,000      General Motors Acceptance Corp.,
                                    6.75% due 1/02/2001                                628,646        1.5

                                    Total Short-Term Securities (Cost--$628,646)       628,646        1.5

Total Investments (Cost--$45,727,255)                                               42,775,051       98.5

Other Assets Less Liabilities                                                          654,056        1.5
                                                                                  ------------      ------
Net Assets                                                                        $ 43,429,107      100.0%
                                                                                  ============      ======


*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


PORTFOLIO INFORMATION (unaudited)


As of December 31, 2000

                                 Percent of
Ten Largest Equity Holdings      Net Assets

Mission West Properties Inc.        10.6%
Equity Office Properties Trust       8.6
Entertainment Properties Trust       7.6
Capital Automotive                   5.0
Prentiss Properties Trust            5.0
Vornado Realty Trust                 4.9
Simon Property Group, Inc.           4.4
Public Storage, Inc.                 3.6
Glimcher Realty Trust                3.2
Pinnacle Holdings Inc.               3.1




Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 2000
Assets:             Investments, at value (identified cost--$45,727,255)                                    $ 42,775,051
                    Cash                                                                                             300
                    Receivables:
                      Securities sold                                                      $    505,133
                      Dividends                                                                 463,535
                      Capital shares sold                                                         5,201          973,869
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    52,459
                                                                                                            ------------
                    Total assets                                                                              43,801,679
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   152,795
                      Investment adviser                                                         28,054
                      Distributor                                                                20,526          201,375
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       171,197
                                                                                                            ------------
                    Total liabilities                                                                            372,572
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 43,429,107
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                           $     94,918
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                232,685
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                 59,704
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                172,002
                    Paid-in capital in excess of par                                                          59,481,100
                    Accumulated realized capital losses on investments and foreign currency
                    transactions--net                                                                       (13,659,098)
                    Unrealized depreciation on investments--net                                              (2,952,204)
                                                                                                            ------------
                    Net assets                                                                              $ 43,429,107
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $7,363,516 and 949,175 shares
                    outstanding                                                                             $       7.76
                                                                                                            ============
                    Class B--Based on net assets of $18,081,598 and 2,326,852 shares
                    outstanding                                                                             $       7.77
                                                                                                            ============
                    Class C--Based on net assets of $4,634,388 and 597,037 shares
                    outstanding                                                                             $       7.76
                                                                                                            ============
                    Class D--Based on net assets of $13,349,605 and 1,720,019 shares
                    outstanding                                                                             $       7.76
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                             For the
                                                                                                             Year Ended
                                                                                                          Dec. 31, 2000
Investment          Dividends (net of $15,496 foreign withholding tax)                                       $ 2,345,047
Income:             Interest and discount earned                                                                  86,410
                                                                                                            ------------
                    Total income                                                                               2,431,457
                                                                                                            ------------

Expenses:           Investment advisory fees                                                $   370,558
                    Account maintenance and distribution fees--Class B                          200,278
                    Printing and shareholder reports                                            121,737
                    Professional fees                                                            65,291
                    Accounting services                                                          50,077
                    Account maintenance and distribution fees--Class C                           46,856
                    Amortization of organization expenses                                        43,610
                    Registration fees                                                            34,244
                    Account maintenance fees--Class D                                            27,843
                    Directors' fees and expenses                                                 25,353
                    Transfer agent fees--Class B                                                 22,737
                    Custodian fees                                                               22,685
                    Transfer agent fees--Class D                                                  9,675
                    Transfer agent fees--Class A                                                  6,780
                    Transfer agent fees--Class C                                                  5,466
                    Pricing fees                                                                  1,712
                    Other                                                                        26,871
                                                                                           ------------
                    Total expenses                                                                             1,081,773
                                                                                                            ------------
                    Investment income--net                                                                     1,349,684
                                                                                                            ------------

Realized &          Realized loss from:
Unrealized            Investments--net                                                      (1,481,363)
Gain (Loss) on        Foreign currency transactions--net                                        (5,607)      (1,486,970)
Investments &                                                                              ------------
Foreign Currency    Change in unrealized depreciation on:
Transactions--Net:    Investments--net                                                        6,585,058
                      Foreign currency transactions--net                                            633        6,585,691
                                                                                           ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  6,448,405
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                For the      For the Period  For the Year
                                                                               Year Ended     Dec. 1, 1999      Ended
                                                                                Dec. 31,       to Dec. 31,     Nov. 30,
Increase (Decrease) in Net Assets:                                                2000            1999           1999
Operations:         Investment income--net                                   $  1,349,684    $    471,315   $  2,016,032
                    Realized loss on investments and foreign currency
                    transactions--net                                         (1,486,970)     (1,988,294)    (6,149,791)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net          6,585,691       1,164,332    (3,547,915)
                                                                             ------------    ------------   ------------
                    Net increase (decrease) in net
                    assets resulting from operations                            6,448,405       (352,647)    (7,681,674)
                                                                             ------------    ------------   ------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                   (314,200)        (68,137)      (157,728)
                      Class B                                                   (634,974)       (261,220)    (1,344,422)
                      Class C                                                   (156,847)        (53,994)      (290,556)
                      Class D                                                   (452,240)        (66,651)      (264,265)
                    In excess of investment income--net:
                      Class A                                                    (17,350)              --             --
                      Class B                                                    (35,062)              --             --
                      Class C                                                     (8,661)              --             --
                      Class D                                                    (24,972)              --             --
                    Return of capital--net:
                      Class A                                                   (132,802)              --             --
                      Class B                                                   (268,380)              --             --
                      Class C                                                    (66,294)              --             --
                      Class D                                                   (191,146)              --             --
                                                                             ------------    ------------   ------------
                    Net decrease in net assets resulting
                    from dividends to shareholders                            (2,302,928)       (450,002)    (2,056,971)
                                                                             ------------    ------------   ------------

Capital Share       Net increase (decrease) in net
Transactions:       assets derived from capital
                    share transactions                                        (1,515,351)       2,325,405   (13,727,936)
                                                                             ------------    ------------   ------------

Net Assets:         Total increase (decrease) in net assets                     2,630,126       1,522,756   (23,466,581)
                    Beginning of period                                        40,798,981      39,276,225     62,742,806
                                                                             ------------    ------------   ------------
                    End of period*                                           $ 43,429,107    $ 40,798,981   $ 39,276,225
                                                                             ============    ============   ============

                    *Undistributed investment income--net                      $       --    $    208,577   $    187,264
                                                                             ============    ============   ============

                    See Notes to Financial Statements.


Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                        Class A++++
                                                                For the         For the          For the    For the Period
The following per share data and ratios have been derived         Year           Period            Year        Dec. 26,
from information provided in the financial statements.           Ended      Dec. 1, 1999 to       Ended        1997++ to
                                                                Dec. 31,        Dec. 31,         Nov. 30,       Nov. 30,

Increase (Decrease) in Net Asset Value:                           2000            1999             1999           1998
Per Share           Net asset value, beginning of period     $       7.02    $       7.19    $       8.70   $      10.00
Operating                                                    ------------    ------------    ------------   ------------
Performance:        Investment income--net                            .32             .10             .43            .33
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 .86           (.17)          (1.55)         (1.37)
                                                             ------------    ------------    ------------   ------------
                    Total from investment operations                 1.18           (.07)          (1.12)         (1.04)
                                                             ------------    ------------    ------------   ------------
                    Less dividends:
                      Investment income--net                        (.30)           (.10)           (.39)          (.26)
                      In excess of investment income--net           (.01)              --              --             --
                      Return of capital                             (.13)              --              --             --
                                                             ------------    ------------    ------------   ------------
                      Total dividends                               (.44)           (.10)           (.39)          (.26)
                                                             ------------    ------------    ------------   ------------
                    Net asset value, end of period           $       7.76    $       7.02    $       7.19   $       8.70
                                                             ============    ============    ============   ============

Total Investment    Based on net asset value per share             17.31%       (.94%)+++        (13.31%)    (10.57%)+++
Return:**                                                    ============    ============    ============   ============

Ratios to Average   Expenses                                        1.82%          2.46%*           1.89%         1.39%*
Net Assets:                                                  ============    ============    ============   ============
                    Investment income--net                          4.24%         17.44%*           5.33%         3.67%*
                                                             ============    ============    ============   ============

Supplemental        Net assets, end of period
Data:               (in thousands)                           $      7,363    $      6,028    $      4,602   $      2,255
                                                             ============    ============    ============   ============
                    Portfolio turnover                             48.73%           7.34%          53.53%        108.25%
                                                             ============    ============    ============   ============

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                        Class B++++
                                                                For the         For the          For the    For the Period
The following per share data and ratios have been derived         Year           Period            Year        Dec. 26,
from information provided in the financial statements.           Ended      Dec. 1, 1999 to       Ended        1997++ to
                                                                Dec. 31,        Dec. 31,         Nov. 30,       Nov. 30,
Increase (Decrease) in Net Asset Value:                           2000            1999             1999           1998
Per Share           Net asset value, beginning of period     $       7.03    $       7.18    $       8.69   $      10.00
Operating                                                    ------------    ------------    ------------   ------------
Performance:        Investment income--net                            .16             .08             .30            .24
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 .94           (.15)          (1.51)         (1.36)
                                                             ------------    ------------    ------------   ------------
                    Total from investment operations                 1.10           (.07)          (1.21)         (1.12)
                                                             ------------    ------------    ------------   ------------
                    Less dividends:
                      Investment income--net                        (.24)           (.08)           (.30)          (.19)
                      In excess of investment income--net           (.01)              --              --             --
                      Return of capital                             (.11)              --              --             --
                                                             ------------    ------------    ------------   ------------
                      Total dividends                               (.36)           (.08)           (.30)          (.19)
                                                             ------------    ------------    ------------   ------------
                    Net asset value, end of period           $       7.77    $       7.03    $       7.18   $       8.69
                                                             ============    ============    ============   ============

Total Investment    Based on net asset value per share             16.04%       (.95%)+++        (14.28%)    (11.36%)+++
Return:**                                                    ============    ============    ============   ============

Ratios to Average   Expenses                                        2.86%          3.49%*           2.85%         2.41%*
Net Assets:                                                  ============    ============    ============   ============
                    Investment income--net                          2.23%         14.09%*           3.67%         2.58%*
                                                             ============    ============    ============   ============

Supplemental        Net assets, end of period
Data:               (in thousands)                           $     18,082    $     23,844    $     24,660   $     44,482
                                                             ============    ============    ============   ============
                    Portfolio turnover                             48.73%           7.34%          53.53%        108.25%
                                                             ============    ============    ============   ============


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.



See Notes to Financial Statements.


Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                        Class C++++
                                                                For the         For the          For the    For the Period
The following per share data and ratios have been derived         Year           Period            Year        Dec. 26,
from information provided in the financial statements.           Ended      Dec. 1, 1999 to       Ended        1997++ to
                                                                Dec. 31,        Dec. 31,         Nov. 30,       Nov. 30,
Increase (Decrease) in Net Asset Value:                           2000            1999             1999           1998
Per Share           Net asset value, beginning of period     $       7.02    $       7.18    $       8.68   $      10.00
Operating                                                    ------------    ------------    ------------   ------------
Performance:        Investment income--net                            .17             .08             .30            .24
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 .94           (.16)          (1.50)         (1.37)
                                                             ------------    ------------    ------------   ------------
                    Total from investment operations                 1.11           (.08)          (1.20)         (1.13)
                                                             ------------    ------------    ------------   ------------
                    Less dividends:
                      Investment income--net                        (.25)           (.08)           (.30)          (.19)
                      In excess of investment income--net           (.01)              --              --             --
                      Return of capital                             (.11)              --              --             --
                                                             ------------    ------------    ------------   ------------
                      Total dividends                               (.37)           (.08)           (.30)          (.19)
                                                             ------------    ------------    ------------   ------------
                    Net asset value, end of period           $       7.76    $       7.02    $       7.18   $       8.68
                                                             ============    ============    ============   ============

Total Investment    Based on net asset value per share             16.12%      (1.09%)+++        (14.19%)    (11.41%)+++
Return:**                                                    ============    ============    ============   ============

Ratios to Average   Expenses                                        2.86%          3.50%*           2.86%         2.42%*
Net Assets:                                                  ============    ============    ============   ============
                    Investment income--net                          2.38%         13.93%*           3.77%         2.63%*
                                                             ============    ============    ============   ============

Supplemental        Net assets, end of period
Data:               (in thousands)                           $      4,634    $      4,793    $      5,189   $      9,737
                                                             ============    ============    ============   ============
                    Portfolio turnover                             48.73%           7.34%          53.53%        108.25%
                                                             ============    ============    ============   ============

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                        Class D++++
                                                                For the         For the          For the    For the Period
The following per share data and ratios have been derived         Year           Period            Year        Dec. 26,
from information provided in the financial statements.           Ended      Dec. 1, 1999 to       Ended        1997++ to
                                                                Dec. 31,        Dec. 31,         Nov. 30,       Nov. 30,
Increase (Decrease) in Net Asset Value:                           2000            1999             1999           1998
Per Share           Net asset value, beginning of period     $       7.02    $       7.19    $       8.70   $      10.00
Operating                                                    ------------    ------------    ------------   ------------
Performance:        Investment income--net                            .31             .08             .39            .30
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 .86           (.16)          (1.53)         (1.36)
                                                             ------------    ------------    ------------   ------------
                    Total from investment operations                 1.17           (.08)          (1.14)         (1.06)
                                                             ------------    ------------    ------------   ------------
                    Less dividends:
                      Investment income--net                        (.29)           (.09)           (.37)          (.24)
                      In excess of investment income--net           (.02)              --              --             --
                      Return of capital                             (.12)              --              --             --
                                                             ------------    ------------    ------------   ------------
                      Total dividends                               (.43)           (.09)           (.37)          (.24)
                                                             ------------    ------------    ------------   ------------
                    Net asset value, end of period           $       7.76    $       7.02    $       7.19   $       8.70
                                                             ============    ============    ============   ============

Total Investment    Based on net asset value per share             17.03%      (1.01%)+++        (13.53%)    (10.74%)+++
Return:**                                                    ============    ============    ============   ============

Ratios to Average   Expenses                                        2.06%          2.71%*           2.10%         1.64%*
Net Assets:                                                  ============    ============    ============   ============
                    Investment income--net                          4.11%         15.56%*           4.74%         3.34%*
                                                             ============    ============    ============   ============

Supplemental        Net assets, end of period
Data:               (in thousands)                           $     13,350    $      6,134    $      4,825   $      6,269
                                                             ============    ============    ============   ============
                    Portfolio turnover                             48.73%           7.34%          53.53%        108.25%
                                                             ============    ============    ============   ============

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.




Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Real Estate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transac-tions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.


Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--
Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $707,587 have been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $37,080 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .85% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

Merrill Lynch Real Estate Fund, Inc.
December 31, 2000

                            Account      Distribution
                        Maintenance Fee      Fee

Class B                      .25%            .75%
Class C                      .25%            .75%
Class D                      .25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                            FAMD     MLPF&S

Class D                    $5,332   $56,449

For the year ended December 31, 2000, MLPF&S received contingent deferred sales charges of $128,753 and $565 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $5,428 in commisions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FAMD, FDS, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $20,468,459 and $20,842,779, respectively.

Net realized gains (losses) for the year ended December 31, 2000 and net unrealized losses as of December 31, 2000 were as follows:


Merrill Lynch Real Estate Fund, Inc.
December 31, 2000


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


                                    Realized       Unrealized
                                  Gains (Losses)     Losses

Long-term investments             $(1,481,370)   $ (2,952,204)
Short-term investments                      7              --
Foreign currency transactions         ( 5,607)             --
                                  -----------    ------------
Total                             $(1,486,970)   $ (2,952,204)
                                  ===========    ============

As of December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $(3,782,641), of which $5,773,202 related to appreciated securities and $9,555,843 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $46,557,692.


4. Capital Share Transactions:
The net increase (decrease) in net assets derived from capital share transactions was $(1,515,351), $2,325,405 and $(13,727,936) for the
year ended December 31, 2000, for the period December 1, 1999 to December 31, 1999 and for the year ended November 30, 1999, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                           947,726   $  6,956,322
Shares issued to shareholders in
reinvestment of dividends              58,095        432,667
                                 ------------   ------------
Total issued                        1,005,821      7,388,989
Shares redeemed                     (915,363)    (6,819,117)
                                 ------------   ------------
Net increase                           90,458  $     569,872
                                 ============   ============

Class A Shares for the Period                       Dollar
Dec. 1, 1999 to Dec. 31, 1999         Shares        Amount

Shares sold                           262,203   $  1,801,145
Shares issued to shareholders in
reinvestment of dividends               9,015         61,393
                                 ------------   ------------
Total issued                          271,218      1,862,538
Shares redeemed                      (52,817)      (370,913)
                                 ------------   ------------
Net increase                          218,401   $  1,491,625
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           678,806   $  5,592,075
Shares issued to shareholders in
reinvestment of dividends              16,702        133,711
                                 ------------   ------------
Total issued                          695,508      5,725,786
Shares redeemed                     (314,364)    (2,513,033)
                                 ------------   ------------
Net increase                          381,144   $  3,212,753
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                           504,092   $  3,689,411
Shares issued to shareholders in
reinvestment of dividends              86,456        641,088
                                 ------------   ------------
Total issued                          590,548      4,330,499
Shares redeemed                   (1,628,246)   (11,779,325)
Automatic conversion of shares       (28,842)      (220,383)
                                 ------------   ------------
Net decrease                      (1,066,540) $  (7,669,209)
                                 ============   ============


Class B Shares for the Period                       Dollar
Dec. 1, 1999 to Dec. 31, 1999         Shares        Amount

Shares sold                           247,237   $  1,702,230
Shares issued to shareholders in
reinvestment of dividends              26,979        183,995
                                 ------------   ------------
Total issued                          274,216      1,886,225
Shares redeemed                     (315,078)    (2,177,709)
Automatic conversion of shares           (78)          (533)
                                 ------------   ------------
Net decrease                         (40,940)  $   (292,017)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           444,297   $  3,631,085
Shares issued to shareholders in
reinvestment of dividends             121,972        989,020
                                 ------------   ------------
Total issued                          566,269      4,620,105
Shares redeemed                   (2,229,275)   (17,930,533)
Automatic conversion of shares       (23,139)      (185,640)
                                 ------------   ------------
Net decrease                      (1,686,145)  $(13,496,068)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                           242,203   $  1,773,694
Shares issued to shareholders in
reinvestment of dividends              24,367        180,255
                                 ------------   ------------
Total issued                          266,570      1,953,949
Shares redeemed                    ( 351,998)   ( 2,522,253)
                                 ------------   ------------
Net decrease                        ( 85,428)  $  ( 568,304)
                                 ============   ============


Class C Shares for the Period                       Dollar
Dec. 1, 1999 to Dec. 31, 1999         Shares        Amount

Shares sold                            20,637   $    142,229
Shares issued to shareholders in
reinvestment of dividends               6,151         41,949
                                 ------------   ------------
Total issued                           26,788        184,178
Shares redeemed                      (67,422)      (468,660)
                                 ------------   ------------
Net decrease                         (40,634)  $   (284,482)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           291,428   $  2,388,607
Shares issued to shareholders in
reinvestment of dividends              29,144        236,418
                                 ------------   ------------
Total issued                          320,572      2,625,025
Shares redeemed                     (719,001)    (5,815,671)
                                 ------------   ------------
Net decrease                        (398,429)  $ (3,190,646)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                           945,786   $  6,812,990
Automatic conversion of shares         28,841        220,383
Shares issued to shareholders in
reinvestment of dividends              60,523        452,672
                                 ------------   ------------
Total issued                        1,035,150      7,486,045
Shares redeemed                    ( 188,745)   ( 1,333,755)
                                 ------------   ------------
Net increase                          846,405   $  6,152,290
                                 ============   ============


Class D Shares for the Period                       Dollar
Dec. 1, 1999 to Dec. 31, 1999         Shares        Amount

Shares sold                           290,944   $  2,034,725
Automatic conversion of shares             78            533
Shares issued to shareholders in
reinvestment of dividends               4,931         33,579
                                 ------------   ------------
Total issued                          295,953      2,068,837
Shares redeemed                      (93,810)      (658,558)
                                 ------------   ------------
Net increase                          202,143   $  1,410,279
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           339,464   $  2,842,618
Automatic conversion of shares         23,112        185,640
Shares issued to shareholders in
reinvestment of dividends              19,046        153,709
                                 ------------   ------------
Total issued                          381,622      3,181,967
Shares redeemed                     (430,748)    (3,435,942)
                                 ------------   ------------
Net decrease                         (49,126)  $   (253,975)
                                 ============   ============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.


Merrill Lynch Real Estate Fund, Inc.
December 31, 2000

6. Capital Loss Carryforward:
At December 31, 2000, the Fund had a net capital loss carryforward of approximately $12,548,000, of which $3,289,000 expires in 2005, $4,766,000 expires in 2006, $3,063,000 expires in 2007 and
$1,429,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


7. Plan of Liquidation:
On January 19, 2001, the Fund's Board of Directors approved the liquidation of the Fund pursuant to a plan of liquidation dissolution, subject to shareholder approval at a meeting on April 30, 2001.


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Real Estate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Real Estate Fund, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year ended December 31, 2000, the period December 1, 1999 to December 31, 1999, and the year ended November 30, 1999 and, for financial highlights only, the period December 26, 1997 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Real Estate Fund, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2001